UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22910

Legg Mason Global Asset Management Variable Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2014

LEGG MASON

BW ABSOLUTE RETURN OPPORTUNITIES VIT

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to generate positive returns that are independent of market cycles.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Absolute Return Opportunities VIT for the period since the Portfolio’s inception on February 28, 2014 through December 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

II	Legg Mason BW Absolute Return Opportunities VIT

Investment commentary

This Investment Commentary covers the Portfolio’s initial reporting period (the Portfolio’s inception on February 28, 2014 through December 31, 2014).

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the period from February 28, 2014 through December 31, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce’s initial estimate showed that fourth quarter 2014 GDP growth was 2.6%. Moderating growth was due to several factors, including an upturn in imports, a downturn in federal government spending and decelerations in nonresidential fixed investment and in exports.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during every month of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 53.2 in February 2014, the PMI generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While the PMI dipped to 56.6 in September, it rose back to 59.0 in October. Manufacturing activity then moderated over the last two months of the year and the PMI was 55.5 in December. However, for 2014 as a whole the PMI averaged 55.8, the best annual reading since 2010.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.7%. Unemployment generally declined throughout the reporting period and reached a low of 5.6% in December 2014, the lowest level since June 2008.

Growth outside the U.S. was mixed. In its January 2015 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said “Global growth will receive a boost from lower oil prices, which reflect to an important extent higher supply. But this boost is projected to be more than offset by negative factors, including investment weakness as adjustment to diminished expectations about medium-term growth continues in many advanced and emerging market economies.” From a regional perspective, the IMF said 2014 growth was 0.8% in the Eurozone, versus -0.5% in 2013. Japan’s economy expanded 0.1% in 2014, compared to 1.6% in 2013. Elsewhere, the IMF said that overall growth in emerging market countries decelerated in 2014, with growth of 4.4% versus 4.7% in 2013.

Legg Mason BW Absolute Return Opportunities VIT	III

Investment commentary (cont’d)

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its last meeting of the year that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient …to maintain the 0 to  1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, after the reporting period ended, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In November 2013, before the beginning of the reporting period, the ECB cut rates from 0.50% to a new record low of 0.25%. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, after the reporting period ended, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.6% on November 21, 2014 in an effort to stimulate growth.

IV	Legg Mason BW Absolute Return Opportunities VIT

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Legg Mason BW Absolute Return Opportunities VIT	V

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to generate positive returns that are independent of market cycles. Under normal market conditions, the Portfolio seeks to meet its investment objective through strategic investments in domestic and foreign fixed-income securities and currencies. The Portfolio will initiate long and short exposures by investing across bond sectors, including sovereign debt and corporate bonds, currencies, and derivative instruments. Short exposure will be established primarily through the use of derivatives, including currency forwards, interest rate swaps and futures.

The Portfolio typically has significant exposure to foreign currencies and foreign countries. The Portfolio may invest a significant portion of its assets in a particular geographic region or country, including emerging market countries. Normally, the Portfolio will not invest more than 20% of the Portfolio’s assets in securities or issuers in any one foreign country, other than the United States, Canada, the United Kingdom, Japan, Australia and member countries of the European Union, or denominated in any one currency, other than the U.S. dollar, the Canadian dollar, the pound, the euro, the Australian dollar or the yen. The Portfolio may invest in the debt and currencies of sovereign nations, as well as derivative instruments and fixed income securities that offer exposure to interest rates of sovereign nations. The Portfolio may also invest in corporate bonds and other fixed income securities. While the Portfolio may invest in securities of any rating level, or unrated securities, we intend to maintain an average weighted portfolio quality of A- or better, whether composed of rated securities or unrated securities that we deem to be of comparable quality. The Portfolio will invest in both investment grade and below investment grade securities and currencies of developed and emerging countries. The Portfolio’s investments may be of any duration. The weighted average effective durationi of the portfolio, including derivatives, however, is expected to range from -5 to +5 years. The Portfolio’s use of derivatives may be extensive.

The Portfolio’s broad mandate gives us strategic flexibility to change allocations and shift between long and short exposures in an attempt to take advantage of evolving opportunities. In making investment decisions on behalf of the Portfolio, we apply a top-down, macro-driven investment process and invest where we believe opportunities exist with respect to interest rate levels and currency valuations. Long investments are typically concentrated in sovereign debt or currencies of 6 to 12 countries or corporate debt of issuers in those countries that we believe offer the most attractive absolute return opportunities. Short positions are typically established in interest rates or currencies that we believe are overvalued, will fall in value and can potentially generate absolute returns. We consider secular trends, political and monetary conditions and business cycle risks when making investment decisions. We also take into account the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Flagging growth and wilting inflation expectations collapsed sovereign bond yields throughout 2014. Although falling bond yields provided a meaningful tailwind to absolute performance within the global

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	1

Portfolio overview (cont’d)

bond universe, the strength of the U.S. dollar produced a challenging offset to the benefit of falling bond yields. European bond yields fell the most during the reporting period, reflecting policy paralysis from the European Central Bank (“ECB”)ii and a poor external environment driven by the Russian recession and slower Chinese growth. Local currency emerging market (“EM”) and developing country bonds broadly performed well during the reporting period, rallying smartly through the third quarter of 2014 when the confluence of abysmal EM macro data, falling commodity prices, a strong dollar, and rising volatility wiped away nearly all of 2014’s gains. Some emerging markets that were mired in war, like Russia or Ukraine, or facing imminent bankruptcy, like Venezuela, underperformed consistently during the reporting period. From a currency perspective, the most important story in 2014 was the U.S. dollar’s spot-rate outperformance against every major peer. The yen and euro each depreciated more than 12% against the dollar after both currencies’ central banks ramped up quantitative easing to battle disinflationary momentum. Notably, the Indian rupee and Indonesian rupiah outperformed the U.S. dollar on a total return basis — i.e. when also considering interest rate differentials. Both the rupee and rupiah underperformed in 2013, which helped to moderate follow-on losses in 2014. Both currencies also benefited from the advancement of ambitious reform agenda, like the removal of fuel subsidies in Indonesia, and improved central bank credibility, like that earned by the Reserve Bank of India after introducing a 6% target cap on realized inflation.

Q. How did we respond to these changing market conditions?

A. In reaction to bond yields falling globally, the Portfolio cut portfolio durationiii by more than a full year. Almost the entire decline in portfolio duration was the result of opening a nominal short in U.S. Treasury duration and a trimming exposure to Poland. Cutting U.S. duration to a negative nominal contribution entailed selling ultra-long maturity Treasuries, selling an ultra-long duration Treasury future, and buying short-maturity corporate credit. The Portfolio’s euro-denominated duration increased by one-third of a year after the investment team closed a French bond short and opened a larger short position in German Bunds. We expect ECB reflation efforts will increase inflation expectations and potentially lift nominal yields higher should large-scale asset purchases not target sovereigns. From a currency perspective, the Portfolio continued to short the yen and euro during the reporting period. On the back of steep drops in valuation, the Portfolio added to commodity-related currencies like the Australian dollar and Chilean peso. The Portfolio also opened a nearly 5% short position in the South Korean won. South Korea’s export-oriented economy began to slow markedly during the reporting period as the cheapening yen helped Japan win a greater share of relevant export markets. We expect weakness in the yen-won exchange rate will ultimately lead to a more decisive, policy-induced fall in the won’s value.

2	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

Performance review

For the period since inception on February 28, 2014 through December 31, 2014, Class I shares of Legg Mason BW Absolute Return Opportunities VIT1 returned 6.33%. The Portfolio’s unmanaged benchmark, the Citigroup 3-Month U.S. Treasury Bill Indexiv, returned 0.02% for the same period. The Lipper Variable Absolute Return Funds Category Average2 returned 2.66% for the ten-month period ended December 31, 2014.

Performance Snapshot as of December 31, 2014 (unaudited)
	6 months	Since Portfolio Inception*
Legg Mason BW Absolute Return Opportunities VIT[1]:
Class I	2.93%	6.33%
Class II	2.72%	6.01%
Citigroup 3-Month U.S. Treasury Bill Index	0.01%	0.02%
Lipper Variable Absolute Return Funds Category Average[2]	0.17%	2.66%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2014 for Class I and Class II shares were 2.26% and 2.22%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I and Class II shares would have been 0.97% and 1.17%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Portfolio’s investments over a 30-day period and not on the dividends paid by the Portfolio, which may differ.

* The Portfolio’s inception date is February 28, 2014.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated February 28, 2014, the gross total annual operating expense ratio for Class I and Class II shares were 1.98% and 2.23%, respectively.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds for the six-month period and among the 10 funds for the ten-month period in the Portfolio’s Lipper category.

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	3

Portfolio overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.75% and 1.00% for Class I and Class II shares, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Portfolio outperformed its benchmark during the ten-month period ended December 31, 2014. Currency decisions and yield curvev positioning both contributed meaningfully to performance. A higher yield profile also contributed to relative performance. Short positions in the euro, euro-pegged Swiss franc, New Zealand dollar, and yen represented much of the relative benefit from currency decisions. The yen and euro fell on terrible economic data which spurred the ECB and Bank of Japan to promise more aggressive policy easing. The New Zealand dollar fell in reaction to Chinese economic weakness, which weighed on prices for dairy commodities, the country’s largest export. Long-maturity exposures in the Australia, Mexico, Hungary, and Poland also contributed to relative performance. Long-term growth and inflation expectations diminished globally during the reporting period, driving long rates to low levels.

The use of derivatives, which consisted of currency forward contracts and interest rate futures in the Portfolio, contributed to absolute performance in aggregate. Short exposure to the euro, euro-pegged Swiss franc, New Zealand dollar, and Japanese yen against the U.S. dollar contributed the most to performance. Short exposure to German and French duration, however, offset a portion of that performance contribution. Core European interest rates fell markedly in reaction to the ECB temporarily losing control of inflation expectations well beyond its legal mandate to do so. A portion of the euro and European interest rate short was intended to hedge underlying currency and interest rate risk in local euro-zone peripheral sovereign debt. The remainder of the euro short and the shorts in the other currencies were intended to express a negative active view on those currencies, not to hedge underlying exposure currency in bonds.

Q. What were the leading detractors from performance?

A. Overweight exposure to the Mexican peso offset some of the relative benefit from currency decisions. Investors worried that a drastic oil price drop would reduce 2015 foreign investment in Mexico, which markets at one time expected to be much larger than

4	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

normal because the country recently liberalized foreign oil investment after a 75-plus-year constitutional ban. A nominal short of euro-denominated duration through German and French treasuries also detracted meaningfully from relative performance.

Thank you for your investment in Legg Mason BW Absolute Return Opportunities VIT. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Stephen S. Smith

Portfolio Manager

Brandywine Global Investment Management, LLC

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

John P. McIntyre, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

January 20, 2015

RISKS: Fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield bonds, commonly known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. As a non-diversified fund, the Portfolio is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Portfolio’s losses from events affecting a particular issuer. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	5

Portfolio overview (cont’d)

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2014 and does not include derivatives, such as future contracts and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2014 and held for the six months ended December 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	2.93%	$1,000.00	$1,029.30	0.75%	$3.84	Class I	5.00%	$1,000.00	$1,021.42	0.75%	$3.82
Class II	2.72	1,000.00	1,027.20	1.00	5.11	Class II	5.00	1,000.00	1,020.16	1.00	5.09

8	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

[1]	For the six months ended December 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	9

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I†	Class II†
Inception* through 12/31/14	6.33%	6.01%

Cumulative total returns[1]
Class I (Inception date of 2/28/14 through 12/31/14)	6.33%
Class II (Inception date of 2/28/14 through 12/31/14)	6.01

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date for Class I and Class II is February 28, 2014.

10	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

Historical performance

Value of $10,000 invested in

Class I and Class II Shares of Legg Mason BW Absolute Return Opportunities VIT vs. Citigroup 3-Month U.S. Treasury Bill Index† — February 28, 2014 - December 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class I and II shares Legg Mason BW Absolute Return Opportunities VIT on February 28, 2014 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Citigroup 3-Month U.S. Treasury Bill Index. The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-Month U.S. Treasury bills. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	11

Schedule of investments

December 31, 2014

Legg Mason BW Absolute Return Opportunities VIT

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 47.6%
Australia — 2.6%
Queensland Treasury Corp., Senior Notes	5.750%	7/22/24	295,000	AUD	$292,430	(a)
Brazil — 4.2%
Federative Republic of Brazil, Notes	10.000%	1/1/23	1,280,000	BRL	426,989
Federative Republic of Brazil, Notes	10.000%	1/1/25	110,000	BRL	36,235
Total Brazil					463,224
Hungary — 3.3%
Republic of Hungary, Bonds	6.000%	11/24/23	82,000,000	HUF	371,461
Indonesia — 3.3%
Republic of Indonesia, Senior Bonds	8.375%	3/15/24	1,000,000,000	IDR	83,771
Republic of Indonesia, Senior Bonds	9.000%	3/15/29	1,800,000,000	IDR	155,656
Republic of Indonesia, Senior Bonds	8.750%	2/15/44	1,600,000,000	IDR	130,315
Total Indonesia					369,742
Italy — 3.0%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	5.000%	8/1/39	210,000	EUR	337,312	(a)
Malaysia — 1.7%
Federation of Malaysia, Senior Bonds	4.048%	9/30/21	265,000	MYR	75,766
Federation of Malaysia, Senior Bonds	3.480%	3/15/23	430,000	MYR	117,380
Total Malaysia					193,146
Mexico — 13.9%
United Mexican States, Bonds	8.500%	5/31/29	5,980,000	MXN	489,767
United Mexican States, Bonds	8.500%	11/18/38	5,460,000	MXN	457,593
United Mexican States, Bonds	7.750%	11/13/42	7,730,000	MXN	603,172
Total Mexico					1,550,532
New Zealand — 3.7%
Government of New Zealand, Senior Bonds	6.000%	5/15/21	355,000	NZD	314,199	(a)
Government of New Zealand, Senior Bonds	5.500%	4/15/23	105,000	NZD	92,529	(a)
Total New Zealand					406,728
Poland — 1.9%
Republic of Poland, Bonds	5.250%	10/25/20	645,000	PLN	211,778
Portugal — 2.8%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.950%	10/25/23	220,000	EUR	314,915	(a)
South Africa — 3.2%
Republic of South Africa, Bonds	6.750%	3/31/21	1,035,000	ZAR	85,643
Republic of South Africa, Bonds	6.500%	2/28/41	3,950,000	ZAR	265,784
Total South Africa					351,427

See Notes to Financial Statements.

12	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

Legg Mason BW Absolute Return Opportunities VIT

Security	Rate	Maturity Date	Face Amount†		Value
South Korea — 4.0%
Republic of Korea, Senior Bonds	5.750%	9/10/18	341,000,000	KRW	$348,908
Republic of Korea, Senior Bonds	3.375%	9/10/23	102,000,000	KRW	98,621
Total South Korea					447,529
Total Sovereign Bonds (Cost — $5,479,137)					5,310,224
Collateralized Mortgage Obligations — 3.9%
Fondo de Titulizacion de Activos UCL, 2016 A2	0.232%	6/16/49	125,707	EUR	138,934	(a)(b)
IM Pastor Fondo de Titulizacion de Activos, 2004 A	0.219%	3/22/44	145,799	EUR	157,053	(a)(b)
Rural Hipotecario Fondo De Titulizacion Hipotec, 2009 A2	0.218%	2/17/50	40,368	EUR	47,481	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2008 A	0.211%	2/26/49	82,146	EUR	92,925	(a)(b)
Total Collateralized Mortgage Obligations (Cost — $479,682)					436,393
Corporate Bonds & Notes — 27.0%
Consumer Discretionary — 2.6%
Automobiles — 1.8%
Ford Motor Credit Co., LLC, Senior Notes	1.008%	1/17/17	200,000		199,957	(b)
Media — 0.8%
DISH DBS Corp., Senior Notes	4.625%	7/15/17	90,000		93,037
Total Consumer Discretionary					292,994
Energy — 1.5%
Oil, Gas & Consumable Fuels — 1.5%
Petrobras Global Finance BV, Senior Notes	2.603%	3/17/17	185,000		170,773	(b)
Financials — 19.8%
Banks — 12.6%
Abbey National Treasury Services PLC, Senior Notes	0.665%	9/29/17	110,000		109,726	(b)
Banco Santander Chile, Senior Notes	1.130%	4/11/17	150,000		149,330	(b)(c)
Bank of America Corp., Senior Notes	1.271%	1/15/19	205,000		207,913	(b)
Bank of America Corp., Senior Notes	1.125%	4/1/19	125,000		125,207	(b)
Citigroup Inc., Senior Bonds	0.778%	3/10/17	195,000		194,532	(b)
DBS Bank Ltd., Junior Subordinated Notes	0.840%	7/15/21	100,000		99,000	(b)(c)
HBOS PLC, Subordinated Notes	0.930%	9/6/17	110,000		109,048	(a)(b)
JPMorgan Chase & Co., Senior Notes	1.134%	1/25/18	185,000		186,453	(b)
Shinhan Bank, Senior Notes	0.883%	4/8/17	225,000		225,553	(b)(c)
Total Banks					1,406,762
Capital Markets — 5.0%
Deutsche Bank AG, Senior Notes	0.843%	2/13/17	155,000		155,222	(b)
Goldman Sachs Group Inc., Senior Notes	1.332%	11/15/18	310,000		313,038	(b)
Macquarie Bank Ltd., Senior Notes	0.864%	10/27/17	85,000		85,093	(b)(c)
Total Capital Markets					553,353

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	13

Schedule of investments (cont’d)

December 31, 2014

Legg Mason BW Absolute Return Opportunities VIT

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 2.2%
International Lease Finance Corp., Senior Notes	4.875%	4/1/15	240,000	$241,740
Total Financials				2,201,855
Health Care — 0.9%
Health Care Providers & Services — 0.9%
HCA Inc., Senior Notes	6.500%	2/15/16	95,000	99,156
Telecommunication Services — 2.2%
Diversified Telecommunication Services — 2.2%
Digicel Ltd., Senior Notes	8.250%	9/1/17	100,000	101,250	(c)
Verizon Communications Inc., Senior Notes	1.771%	9/15/16	105,000	106,904	(b)
Verizon Communications Inc., Senior Notes	1.013%	6/17/19	40,000	40,207	(b)
Total Telecommunication Services				248,361
Total Corporate Bonds & Notes (Cost — $3,033,513)				3,013,139
U.S. Government & Agency Obligations — 15.9%
U.S. Government Obligations — 15.9%
U.S. Treasury Notes	0.085%	1/31/16	840,000	839,771	(b)
U.S. Treasury Notes	0.110%	7/31/16	930,000	930,068	(b)
Total U.S. Government & Agency Obligations (Cost — $1,770,006)				1,769,839
Total Investments before Short-Term Investments (Cost — $10,762,338)				10,529,595

			Shares
Short-Term Investments — 2.7%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $303,784)	0.060%		303,784	303,784
Total Investments — 97.1% (Cost — $11,066,122#)				10,833,379
Other Assets in Excess of Liabilities — 2.9%				318,711
Total Net Assets — 100.0%				$11,152,090

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

14	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

Legg Mason BW Absolute Return Opportunities VIT

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PLN	— Polish Zloty
ZAR	— South African Rand

Summary of Investments by Country* (unaudited)
United States	33.0%
Mexico	14.3
South Korea	6.2
Brazil	5.9
Spain	4.0
New Zealand	3.8
Australia	3.5
Hungary	3.4
Indonesia	3.4
South Africa	3.3
Italy	3.1
Portugal	2.9
United Kingdom	2.0
Poland	2.0
Malaysia	1.8
Germany	1.4
Chile	1.4
Jamaica	0.9
Singapore	0.9
Short-Term Investments	2.8
100.0%

*	As a percentage of total investments. Please note that the Portfolio holdings are as of December 31, 2014 and are subject to change.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	15

Statement of assets and liabilities

December 31, 2014

Assets:
Investments, at value (Cost — $11,066,122)	$10,833,379
Cash	41,490
Unrealized appreciation on forward foreign currency contracts	272,994
Deposits with brokers for open futures contracts	116,961
Interest receivable	91,338
Receivable from investment manager	3,827
Prepaid expenses	462
Total Assets	11,360,451

Liabilities:
Unrealized depreciation on forward foreign currency contracts	104,808
Payable to broker — variation margin on open futures contracts	66,976
Service and/or distribution fees payable	2,362
Accrued foreign capital gains tax	433
Trustees’ fees payable	140
Payable for Portfolio shares repurchased	75
Accrued expenses	33,567
Total Liabilities	208,361
Total Net Assets	$11,152,090

Net Assets:
Par value (Note 7)	$11
Paid-in capital in excess of par value	11,276,793
Overdistributed net investment income	(87,759)
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	99,780
Net unrealized depreciation on investments, futures contracts and foreign currencies	(136,735)	*
Total Net Assets	$11,152,090

Shares Outstanding:
Class I	1,077
Class II	1,129,431

Net Asset Value:
Class I	$9.87
Class II	$9.86

*	Net of accrued foreign capital gains tax of $433.

See Notes to Financial Statements.

16	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

Statement of operations

For the Period Ended December 31, 2014†

Investment Income:
Interest	$306,089
Less: Foreign taxes withheld	(8,366)
Total Investment Income	297,723

Expenses:
Offering costs (Note 1)	93,301
Investment management fee (Note 2)	57,484
Organization expenses (Note 1)	33,023
Service and/or distribution fees (Notes 2 and 5)	22,088
Legal fees	20,989
Audit and tax fees	19,508
Fund accounting fees	14,859
Shareholder reports	14,419
Custody fees	13,782
Transfer agent fees (Note 5)	3,037
Trustees’ fees	788
Insurance	232
Miscellaneous expenses	3,753
Total Expenses	297,263
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(208,848)
Net Expenses	88,415
Net Investment Income	209,308

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	23,947
Futures contracts	(297,937)
Foreign currency transactions	806,341
Net Realized Gain	532,351
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(233,176)	*
Futures contracts	(67,041)
Foreign currencies	163,482
Change in Net Unrealized Appreciation (Depreciation)	(136,735)
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	395,616
Increase in Net Assets from Operations	$604,924

†	For the period February 28, 2014 (inception date) to December 31, 2014.

*	Net of change in accrued foreign capital gains tax of $433.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	17

Statement of changes in net assets

For the Period Ended December 31,	2014†

Operations:
Net investment income	$209,308
Net realized gain	532,351
Change in net unrealized appreciation (depreciation)	(136,735)
Increase in Net Assets from Operations	604,924

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(358,001)
Net realized gains	(410,574)
Decrease in Net Assets from Distributions to Shareholders	(768,575)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	10,864,347
Reinvestment of distributions	768,575
Cost of shares repurchased	(317,181)
Increase in Net Assets from Portfolio Share Transactions	11,315,741
Increase in Net Assets	11,152,090

Net Assets:
Beginning of period	—
End of period*	$11,152,090
*Includesoverdistributed net investment income of:	$(87,759)

†	For the period February 28, 2014 (inception date) to December 31, 2014.

See Notes to Financial Statements.

18	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.23
Net realized and unrealized gain	0.39
Total income from operations	0.62

Less distributions from:
Net investment income	(0.36)
Net realized gains	(0.39)
Total distributions	(0.75)

Net asset value, end of period	$9.87
Total return[3]	6.33%

Net assets, end of period (000s)	$11

Ratios to average net assets:
Gross expenses[4]	3.37%
Net expenses[4,5,6,7]	0.75
Net investment income[4]	2.61

Portfolio turnover rate	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2014 (inception date) to December 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class II Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.20
Net realized and unrealized gain	0.39
Total income from operations	0.59

Less distributions from:
Net investment income	(0.34)
Net realized gains	(0.39)
Total distributions	(0.73)

Net asset value, end of period	$9.86
Total return[3]	6.01%

Net assets, end of period (000s)	$11,141

Ratios to average net assets:
Gross expenses[4]	3.36%
Net expenses[4,5,6,7]	1.00
Net investment income[4]	2.37

Portfolio turnover rate	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2014 (inception date) to December 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Absolute Return Opportunities VIT (the “Portfolio”) is a separate non-diversified investment series of Legg Mason Global Asset Management Variable Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	21

Notes to financial statements (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

22	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$5,310,224	—	$5,310,224
Collateralized mortgage obligations	—	436,393	—	436,393
Corporate bonds & notes	—	3,013,139	—	3,013,139
U.S. government & agency obligations	—	1,769,839	—	1,769,839
Total long-term investments	—	$10,529,595	—	$10,529,595
Short-term investments†	$303,784	—	—	303,784
Total investments	$303,784	$10,529,595	—	$10,833,379
Other financial instruments:
Forward foreign currency contracts	—	$272,994	—	$272,994
Total	$303,784	$10,802,589	—	$11,106,373

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$67,041	—	—	$67,041
Forward foreign currency contracts	—	$104,808	—	104,808
Total	$67,041	$104,808	—	$171,849

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	23

Notes to financial statements (cont’d)

of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Portfolio’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

24	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	25

Notes to financial statements (cont’d)

restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2014, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $104,808. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and

26	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Organization costs. Organization costs associated with the establishment of the Portfolio are charged to expense as they are incurred.

(l) Offering costs. Costs incurred by the Portfolio in connection with commencement of the Portfolio’s operations are being amortized on a straight line basis.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions and has concluded that as of December 31, 2014, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of December 31, 2014, there were $433 of capital gains tax liabilities accrued on unrealized gains.

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	27

Notes to financial statements (cont’d)

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$38,937	—	$(38,937)
(b)	21,997	$(21,997)	—

(a)	Reclassifications are due to non-deductible 12b-1 fees, non-deductible offering and organization costs for tax purposes.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Portfolio’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Brandywine Global 70% of the net management fee it receives from the Portfolio.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.75% and 1.00%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

During the period ended December 31, 2014, fees waived and/or expenses reimbursed amounted to $208,848.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

28	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

Pursuant to these arrangements, at December 31, 2014, the Portfolio had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class I	Class II
Expires December 31, 2017	$226	$208,622

For the period ended December 31, 2014, LMPFA did not recapture any fees.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Portfolio until distributed in accordance with the Plan.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of December 31, 2014, Legg Mason and its affiliates owned 95% of the Portfolio.

3. Investments

During the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$10,186,011	$3,759,675
Sales	1,420,056	2,244,312

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$40,605
Gross unrealized depreciation	(273,348)
Net unrealized depreciation	$(232,743)

At December 31, 2014, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
Euro-Bund	9	3/15	$1,666,265	$1,697,495	$(31,230)
Euro-OAT	5	3/15	877,209	890,718	(13,509)
U.S. Treasury Ultra Long-Term Bonds	3	3/15	473,261	495,563	(22,302)
Net unrealized depreciation on open futures contracts					$(67,041)

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	29

Notes to financial statements (cont’d)

At December 31, 2014, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,292,000	NZD	1,600,000	Citibank, N.A.	1/16/15	$45,145
USD	137,702	NZD	180,000	HSBC Bank USA, N.A.	1/16/15	(2,570)
CHF	1,380,000	USD	1,432,538	Citibank, N.A.	1/23/15	(44,112)
USD	1,457,426	CHF	1,380,000	Citibank, N.A.	1/23/15	69,000
CLP	255,000,000	USD	420,584	HSBC Bank USA, N.A.	1/26/15	(1,445)
USD	208,821	PLN	700,000	Citibank, N.A.	1/27/15	11,313
USD	440,030	CZK	9,760,000	Barclays Bank PLC	2/5/15	13,505
USD	971,285	KRW	1,054,000,000	Barclays Bank PLC	2/6/15	13,971
USD	27,445	KRW	30,000,000	Barclays Bank PLC	2/6/15	197
USD	2,110,752	EUR	1,680,000	Citibank, N.A.	2/10/15	77,115
USD	1,446,926	EUR	1,160,000	Citibank, N.A.	2/10/15	42,748
EUR	70,000	USD	86,951	HSBC Bank USA, N.A.	2/10/15	(2,216)
AUD	780,000	USD	665,707	Morgan Stanley & Co. Inc.	2/12/15	(30,672)
CLP	321,670,000	USD	545,758	HSBC Bank USA, N.A.	2/23/15	(18,431)
USD	2,512,529	JPY	300,800,000	Citibank, N.A.	3/9/15	(91)
INR	31,740,000	USD	500,560	Barclays Bank PLC	3/18/15	(5,271)
Total						$168,186

Abbreviations used in this table:
AUD	— Australian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CZK	— Czech Koruna
EUR	— Euro
INR	— Indian Ruppe
JPY	— Japanese Yen
KRW	— South Korean Won
NZD	— New Zealand Dollar
PLN	— Polish Zloty
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2014.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$272,994

30	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$67,041	—	$67,041
Forward foreign currency contracts	—	$104,808	104,808
Total	$67,041	$104,808	$171,849

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended December 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(297,937)	—	$(297,937)
Forward foreign currency contracts[1]	—	$820,083	820,083
Total	$(297,937)	$820,083	$522,146

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(67,041)	—	$(67,041)
Forward foreign currency contracts[1]	—	$168,186	168,186
Total	$(67,041)	$168,186	$101,145

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the period ended December 31, 2014, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Futures contracts (to sell)	$2,759,718
Forward foreign currency contracts (to buy)	2,447,194
Forward foreign currency contracts (to sell)	8,641,166

The following table presents by financial instrument, the Portfolio’s derivative assets net of the related collateral received by the Portfolio at December 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$272,994	—	$272,994

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	31

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Portfolio’s derivative liabilities net of the related collateral pledged by the Portfolio at December 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$66,976	$(66,976)	—
Forward foreign currency contracts	104,808	—	$104,808
Total	$171,784	$(66,976)	$104,808

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays a service and/or distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the period ended December 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I†	—	$24
Class II†	$22,088	3,013
Total	$22,088	$3,037

†	For the period February 28, 2014 (inception date) to December 31, 2014.

For the period ended December 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I†	$226
Class II†	208,622
Total	$208,848

†	For the period February 28, 2014 (inception date) to December 31, 2014.

6. Distributions to shareholders by class

Period Ended December 31, 2014†
Net Investment Income:
Class I	$363
Class II	357,638
Total	$358,001

32	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

Period Ended December 31, 2014†
Net Realized Gains:
Class I	$393
Class II	410,181
Total	$410,574

†	For the period February 28, 2014 (inception date) to December 31, 2014.

7. Shares of beneficial interest

At December 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended December 31, 2014†
	Shares	Amount
Class I
Shares sold	1,000	$10,000
Shares issued on reinvestment	77	756
Net increase	1,077	$10,756

Class II
Shares sold	1,081,359	$10,854,347
Shares issued on reinvestment	78,509	767,819
Shares repurchased	(30,437)	(317,181)
Net increase	1,129,431	$11,304,985

†	For the period February 28, 2014 (inception date) to December 31, 2014.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended December 31 was as follows:

2014
Distributions paid from:
Ordinary Income	$515,166
Net long-term capital gains	253,409
Total distributions paid	$768,575

As of December 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$17,079
Undistributed long-term capital gains — net	144,617
Total undistributed earnings	$161,696
Other book/tax temporary differences (a)	(149,675)
Unrealized appreciation (depreciation)	(136,735)
Total accumulated earnings (losses) — net	$(124,714)

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report	33

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Variable Trust and to the Shareholders of Legg Mason BW Absolute Return Opportunities VIT:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason BW Absolute Return Opportunities VIT (comprising Legg Mason Global Asset Management Variable Trust, the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2015

34	Legg Mason BW Absolute Return Opportunities VIT 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Absolute Return Opportunities VIT (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Legg Mason BW Absolute Return Opportunities VIT	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

36	Legg Mason BW Absolute Return Opportunities VIT

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; Lecturer in Organizational Sciences, George Washington University, since 2000; formerly: Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years

Director of American Kidney Fund (renal disease assistance);

Director of XBRL International, Inc. (global data standard

setting); Director of Vista Outdoor, Inc. (sporting goods); formerly Director of TeleTech Holdings, Inc. (business process outsourcing).

Interested Trustees[3]
Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee and Chair
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations

Officer of LMM LLC (1999 to 2013); President and CEO of Legg Mason Capital Management, LLC (“LMCM”) and Manager of LMCM and predecessors (1998 to 2013).

Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Legg Mason BW Absolute Return Opportunities VIT	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees[3] cont’d
Kenneth D. Fuller
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

38	Legg Mason BW Absolute Return Opportunities VIT

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Legg Mason BW Absolute Return Opportunities VIT	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

[1]

Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Ms. Murphy and Mr. Fuller are considered to be interested persons, as defined in the 1940 Act, of the Portfolio on the basis of their current employment with the Portfolio’s investment adviser or its affiliated entities (including the Portfolio’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

40	Legg Mason BW Absolute Return Opportunities VIT

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended December 31, 2014:

Record date:	12/17/2014
Payable date:	12/18/2014
Long-term capital gain dividend	$0.242340

Please retain this information for your records.

Legg Mason BW Absolute Return Opportunities VIT	41

Legg Mason

BW Absolute Return Opportunities VIT

Trustees

Kenneth D. Fuller

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investors Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Absolute Return Opportunities VIT

The Portfolio is a separate investment series of Legg Mason Global Asset Management Variable Trust, a Maryland statutory trust.

Legg Mason BW Absolute Return Opportunities VIT

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Absolute Return Opportunities VIT. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

BWXX109604 2/15 SR15-2424

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the period ending December 31, 2014 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, was $6,546 in December 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) was $0 in December 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the to service affiliates during the Reporting Period that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Period for products and services provided by the Auditor was $14 in December 31, 2014, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Variable Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Variable Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for December 31, 2014; Tax Fees were 100% for December 31, 2014; and Other Fees was 100% December 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Variable Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Variable Trust during the reporting period was $0 in December 31, 2014.

(h) Yes. Legg Mason Global Asset Management Variable Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-

approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Variable Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Variable Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2015